STEIN ROE CAPITAL OPPORTUNITIES FUND


                       Annual Report o September 30, 2001



                          logo: stein roe mutual funds

Contents

From the President                                            1

Special Economic Commentary                                   3

Performance Summary                                           5

Portfolio Managers' Report                                    6

Investment Portfolio                                          10

Financial Statements                                          14

Notes to Financial Statements                                 17

Financial Highlights                                          24

Report of Independent Accountants                             26

Unaudited Information                                         27



For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

photo: Keith T. Banks

Dear Shareholder:

     I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed, effective November 1, 2001. As a result, Stein Roe and Farnham is now part of the Fleet organization.

     In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Steve Hayward and Dave Brady, following the same investment principles which attracted you to the fund in the first place.

      Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.

     Certainly the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.

     During these difficult times, it is important to remember why you invested with us in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment success in good times and in bad.

     When markets struggle, growth stocks are typically among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio managers continue to exhibit. During times like these, the discipline to adhere to objectives -- searching for the highest-quality growth companies available -- is critical to not only survive market declines, but also to position the fund to thrive when a recovery begins. We believe these key components and the discipline to stay the course are crucial to strong results in the future.

     As always, we thank you for choosing Stein Roe Capital Opportunities Fund, and we look forward to serving your investment needs.

     /s/ Keith T. Banks
     Keith T. Banks
     President

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Meet the new president

Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of the Liberty-Stein Roe Funds Investment Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Special Economic Commentary

                           Special Economic Commentary

Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham, Inc., has 48 years' investment experience.

     The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the president to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

     Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee ("FOMC") flooded the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of the year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

     The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.

     However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamentally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

     The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year.
     Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.


The opinions expressed are those of the contributor and are subject to change.

Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well.

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Perrformance Summary

Average annual total return (%)
Year ended September 30, 2001


                                             1-year     5-year    10-year
-------------------------------------------------------------------------
Stein Roe Capital
Opportunities Fund, Class S                  -49.37      -4.93     8.78
-------------------------------------------------------------------------
S&P MidCap 400 Index                         -19.00      13.67     14.45
-------------------------------------------------------------------------
Morningstar Mid-Cap
Growth Funds Category                        -45.64      4.28      9.57
-------------------------------------------------------------------------


INVESTMENT COMPARISONS

Value of a $10,000 investment, September 30, 1991 to September 30, 2001


                     STEIN ROE                                    MORNINGSTAR
              CAPITAL OPPORTUNITIES           S&P                MID-CAP GROWTH
                  FUND, CLASS S          MIDCAP 400 INDEX        FUNDS CATEGORY

9/30/91                10000                 10000                  10000
                       10100                 10543                  10345
                       10150.5               10041.1                 9952.92
                       11411.2               11228                  11232.9
                       11324.5               11426.8                11526
                       11461.5               11608.4                11688.6
                       10838                 11170.8                11124
                       10388.2               11037.9                10696.9
                       10566.9               11142.7                10726.8
                       10237.2               10824                  10261.2
                       10659                 11360.9                10656.3
                       10452.2               11089.4                10377.1
1992                   10598.5               11244.6                10613.7
                       10923.9               11513.4                11058.4
                       11656.9               12157                  11852.4
                       11686                 12564.2                12213.9
                       11989.9               12721.3                12439.9
                       11383.2               12543.2                11926.1
                       11806.6               12975.9                12357.8
                       11319                 12636                  11942.6
                       12367.2               13212.2                12656.8
                       12532.9               13278.2                12765.6
                       12772.3               13253                  12815.4
                       13507.9               13800.4                13502.3
1993                   14202.2               13946.6                13937.1
                       14487.7               13992.7                14055.6
                       14225.5               13683.4                13601.6
                       14902.6               14318.3                14174.2
                       14957.8               14652                  14554.1
                       14990.7               14443.9                14492.9
                       14103.2               13775.1                13698.7
                       14172.3               13877.1                13700.1
                       13924.3               13745.2                13468.6
                       13211.4               13272.4                12858.4
                       13648.7               13722.4                13158
                       14494.9               14441.4                14013.3
1994                   14531.1               14171.3                14034.3
                       14875.5               14325.8                14329
                       14341.5               13679.7                13783.1
                       14903.7               13805.6                14042.2
                       14683.1               13950.5                13911.6
                       15502.4               14681.5                14529.3
                       16114.8               14922.3                15034.9
                       16045.5               15235.7                15192.8
                       16035.9               15602.9                15472.4
                       17625                 16237.9                16543
                       18858.8               17082.3                17840
                       18941.7               17401.7                18079.1
1995                   19972.2               17822.8                18596.1
                       20155.9               17364.8                18187
                       21353.2               18123.6                18854.5
                       22467.8               18078.3                19001.5
                       23036.2               18340.5                19117.5
                       24287.1               18964                  19928
                       25576.8               19191.6                20298.7
                       28175.3               19776.9                21711.5
                       29648.9               20043.9                22532.2
                       29091.5               19743.3                21669.2
                       25705.3               18406.7                19669.1
                       27389                 19468.7                20884.7
1996                   29873.1               20317.5                22288.1
                       28236.1               20376.5                21806.7
                       28140.1               21523.7                22574.3
                       27053.9               21547.3                22443.4
                       28238.8               22355.4                23233.4
                       25601.3               22172                  22048.5
                       22088.8               21227.5                20644
                       22590.2               21777.3                20769.9
                       25757.4               23680.7                23042.2
                       26805.7               24346.1                24003
                       27768                 26756.3                25901.7
                       26785.1               26724.2                25839.5
1997                   28006.5               28260.9                27681.8
                       26928.2               27031.5                26272.8
                       27140.9               27431.6                26070.5
                       28720.5               28495.9                26328.6
                       28307                 27954.5                25957.4
                       30693.2               30269.2                28249.4
                       32310.8               31634.3                29633.7
                       31415.8               32213.2                29909.3
                       30278.5               30763.6                28357
                       32464.6               30957.4                29494.1
                       29374                 29756.3                27963.3
                       22770.7               24218.6                22345.5
1998                   24300.9               26478.2                23987.9
                       24108.9               28845.4                25151.3
                       25244.5               30284.8                27032.6
                       28256.1               33943.2                30190
                       28640.4               32622.8                31183.3
                       26243.2               30913.3                29078.4
                       27474                 31778.9                31003.4
                       28100.4               34283.1                32324.2
                       27608.7               34433.9                32172.2
                       29196.2               36272.7                34601.2
                       28118.8               35503.7                34397.1
                       27396.2               34289.5                34266.4
1999                   27560.6               33229.9                34626.2
                       28773.2               34924.7                37396.3
                       32631.7               36758.2                41472.5
                       39647.5               38941.7                48767.5
                       39667.3               37843.5                48045.7
                       46803.5               40492.6                58865.6
                       46606.9               43881.8                56976
                       41978.9               42350.3                51626
                       38910.2               41820.9                47785
                       42544.4               42435.7                54020.9
                       43467.6               43106.2                52054.6
                       47479.7               47921.1                58722.8
2000                   45808.4               47595.3                56773.2
                       42748.4               45981.8                52753.6
                       34498                 42510.2                43178.8
                       35174.1               45762.2                46020
                       37193.1               46782.7                47032.5
                       31986.1               44111.4                40278.6
                       28333.3               40833.9                35727.1
                       31027.8               45337.9                40307.3
                       31313.2               46394.3                40383.9
                       30899.9               46208.7                40056.8
                       28971.7               45520.2                37845.7
                       26900.3               44031.7                35113.2
9/30/01                23195                 38554.1                29972.6


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on September 30, 1991, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the fund; it is not available for direct investment.
Source: Liberty Funds Distributor, Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Averages.

Portfolio Manager's Report

                                 Fund Commentary

COMMENTARY FROM STEVE HAYWARD AND
DAVE BRADY, PORTFOLIO CO-MANAGERS OF
STEIN ROE CAPITAL OPPORTUNITIES FUND

Investment Objective and Strategy:

Stein Roe Capital Opportunities Fund seeks long-term growth by investing in the stocks of aggressive growth companies. An aggressive growth company has the ability to increase its earnings at an above-average rate.

Fund Inception:

March 31, 1969

Net Assets:

$256.4 million

     Stein Roe Capital Opportunities Fund suffered during the fiscal year ended September 30, 2001, returning a disappointing negative 49.37% for the period. In comparison, the S&P MidCap 400 Index produced a total return of negative 19.00%. The fund also underperformed its peer group, the Morningstar Mid-Cap Growth Funds Category, which returned negative 45.64% for the same period.
     The disparity between the fund's performance and that of its benchmark is a product of the fact that the composition of the two differs. The benchmark leans more toward a value style, while Stein Roe Capital Opportunities Fund is growth-oriented and seeks companies with the potential for 15-20% annual growth. The overall economic picture, which went from sluggish to dismal after the events of September 11, also played a part in performance.

A dramatic downturn during the period

     The fund's portfolio, which declined 38.14% in the first six months of the period, underwent a stock rotation later in the spring and summer to reflect economic realities. Real gross domestic product, which barely grew during the second quarter, was expected to be flat during the third quarter. Business spending was dormant and unemployment rates rose through the period. In response, we increased our weighting in the consumer noncyclical, health care and financial sectors, because these areas have tended to be resilient during economic slowdowns.

     By September, the fund was performing relatively well, trading at $19.43 before September 11. After the attacks, the fund declined 15% before making up half of that loss to close at $17.91 on September 30.

Travel-related stocks hit hard in September

     The events of September 11 virtually stopped travel and drastically slowed consumer spending. As a result, tourist-related companies suffered. In the immediate wake of the attacks, Carnival Corp. and Four Seasons Hotels (1.3% and 1.5% of net assets, respectively) saw reservations drop by at least half, bringing their stock prices down with the decline of reservations. Toward period-end, however, Carnival had recovered to a 90% occupancy rate--still below its normal 105%.
     Consumer cyclicals, including Kohl's and Bed Bath & Beyond (3.7% and 3.5% of net assets, respectively) showed mixed results, with Kohl's holding up well through June and BB&B declining. Media companies were particularly hard hit toward the end of the fiscal year as advertising dollars stopped flowing. Advertising-sensitive holdings such as Hispanic Broadcasting Corp (1.9% of net assets) saw revenues drop in the third quarter.

Financial services performed well

     Financial services companies, particularly those involved in the mortgage industry, were a bright spot. An aggressive interest-rate cutting campaign by the Federal Reserve has helped to fuel one of the biggest refinancing booms in history. We believe companies such as MGIC Investment Corp. (3.8% of net assets), the country's largest mortgage insurance company, could be poised to benefit from this development.
     Another timely purchase during the period was Arthur J. Gallagher (1.3% of net assets), a large US insurance brokerage firm. We also bought Fidelity National Financial (2.4% of net assets), the largest title insurance company in the US.

Other portfolio activity

     In a weak economic environment, we look for companies that have the potential to benefit in hard times. For this reason, we added Brinker International (1.8% of net assets), whose holdings include Chili's, a moderately priced restaurant chain, and RadioOne, a nationwide radio network. We believe these companies may benefit as consumers seek less expensive dining options and businesses turn to more cost-effective methods of advertising. We also added Ambac Financial Group (3.2% of net assets), a municipal insurance firm whose stock price plummeted on the first day of trading when it was learned that the company had a potential $500 million liability in the wake of September 11. Since then, the company revealed that this liability, in the worst case, represents only a small part of its portfolio, and the stock price has increased.

Top 10 Equity Holdings
(% of net assets)
-----------------

Fiserv                                 4.0
Laboratory Corp. of America Holdings   3.9
MGIC Investment                        3.8
Kohl's                                 3.7
Bed Bath & Beyond                      3.5
Express Scripts                        3.2
Ambac Financial Group                  3.2
Harley-Davidson                        3.2
Investors Financial Services           2.8
Fastenal                               2.8


Equity Portfolio Highlights

                                                       S&P MidCap
                                    Portfolio           400 Index

Number of Holdings                     49                  400

Dollar Weighted Median
Market Capitalization ($mil)          4,787               2,337

     We eliminated Starbucks from the portfolio on a valuation basis. L3 Communications, a defense stock, was sold after its price rose from $63 to $91 per share. We also liquidated Manugistics, Mercury Interactive and Novellus Systems during the period as technology issues, especially in software, continued to perform poorly.

Tough roads before the economy recovers

     Going forward, the next quarter or two seem almost certain to produce negative economic growth rates, although the events of September 11 may have served to push equity markets to their bottom more quickly. We expect that recovery may be delayed by at least a quarter, but it may be more aggressive than previously anticipated when it does occur.

Portfolio Asset Allocation (% of net assets)

Equities                               98.3%
Cash Equivalents & Other                1.7%

     Some sectors, including technology, may come back into favor. We have taken a more aggressive position with semiconductor manufacturers. In our opinion, these companies should be ready to thrive if the recovery does begin.
     As the economy recovers, we plan to liquidate some health care issues and move further into economy-sensitive sectors that could benefit during a recovery, including retail and technology. Regardless of when an economic recovery occurs, we will continue looking for opportunities in which quality companies show the potential for a strong and realistic annual rate of growth.


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/01 and are subject to change. The S&P MidCap 400 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks are more volatile than stocks of larger companies.

Investment Portfolio

Investment Portfolio
September 30, 2001

Common Stocks - 98.3%                                Shares          Value

COMMERCIAL SERVICES & SUPPLIES - 4.0%
   Data Processing Services - 4.0%
   Fiserv, Inc. (a).........................        300,000   $ 10,233,000
                                                              --------------

CONSUMER DISCRETIONARY - 9.8%
   Hotels - 2.8 %
   Four Seasons Hotels, Inc.................        100,000      3,747,000
   Hotel Reservations Network, Inc. (a).....        150,000      3,411,000
                                                              --------------
                                                                 7,158,000
                                                              --------------
   Leisure Facilities - 1.3 %
   Carnival Corp. ..........................        150,000      3,303,000
                                                              --------------

   Motorcycle Manufacturers - 3.2%
   Harley-Davidson, Inc. ...................        200,000      8,100,000
                                                              --------------

   Restaurants - 2.5%
   Brinker International, Inc. (a)..........        200,000      4,724,000
   Buca, Inc. (a)...........................        150,000      1,683,000
                                                              --------------
                                                                 6,407,000
                                                              --------------

CONSUMER STAPLES - 5.1%
   Food, Beverages & Tobacco - 1.8%
   Pepsi Bottling Group, Inc................        100,000      4,607,000
                                                              --------------

   Household & Personal Products - 3.3%
   Estee Lauder Companies, Inc..............        125,000      4,143,750
   Steiner Leisure Ltd. (a).................        275,000      4,400,000
                                                              --------------
                                                                 8,543,750
                                                              --------------

ENERGY - 5.3%
   Oil & Gas Equipments & Services - 1.2%
   BJ Services Co. (a)......................        175,000      3,113,250
                                                              --------------

   Oil & Gas Exploration & Products - 4.1%
   Apache Corp..............................        125,000      5,373,750
   Devon Energy Corp. ......................        150,000      5,160,000
                                                              --------------
                                                                10,533,750
                                                              --------------

FINANCIALS - 16.0%
   Diversified Financial Services - 4.1%
   Investors Financial Services Corp........        125,000      7,205,000
   Raymond James Financial, Inc. ...........        125,000      3,393,750
                                                              --------------
                                                                10,598,750
                                                              --------------

See notes to investment portfolio.

                                                     Shares          Value

Insurance Carriers - 6.9%
   Ambac Financial Group, Inc...............        150,000    $ 8,206,500
   Arthur J. Gallagher & Co.................        100,000      3,385,000
   Fidelity National Financial, Inc.........        225,000      6,050,250
                                                              --------------
                                                                17,641,750
                                                              --------------
   Non-Depository Credit Institution - 1.2%
   Metris Companies, Inc....................        125,000      3,093,750
                                                              --------------

   Property & Casualty Insurance - 3.8%
   MGIC Investment Corp.....................        150,000      9,801,000
                                                              --------------

HEALTH CARE - 13.4%
   Health Care Distributors & Services - 7.2%
   Express Scripts, Inc., Class A (a).......        150,000      8,325,000
   Laboratory Corp. of America Holdings (a).        125,000     10,106,250
                                                              --------------
                                                                18,431,250
                                                              --------------
   Health Care Facilities -2.0%
   Health Management Associates, Inc.,
     Class A (a)............................        250,000      5,190,000
                                                              --------------

   Pharmaceuticals - 4.2%
   Enzon, Inc. (a)..........................        125,000      6,375,000
   IMS Health, Inc..........................        175,000      4,383,750
                                                              --------------
                                                                10,758,750
                                                              --------------
INDUSTRIAL - 9.9%
   Electric Components & Equipment - 4.6%
   Microchip Technology, Inc. (a)...........        125,000      3,350,000
   Molex, Inc., Class A.....................        200,000      4,860,000
   TriQuint Semiconductor, Inc. (a).........        225,000      3,597,750
                                                              --------------
                                                                11,807,750
                                                              --------------
   Industrial Machinery - 2.5%
   Mettler-Toledo International, Inc. (a)...        150,000      6,321,000
                                                              --------------

   Trading Companies & Distribution - 2.8%
   Fastenal Co. ............................        125,000      7,122,500
                                                              --------------

MEDIA - 8.9%
   Broadcasting & Cable - 7.1%
   Cox Radio, Inc., Class A (a).............        200,000      4,034,000
   Hispanic Broadcasting Corp. (a)..........        300,000      4,830,000
   USA Networks, Inc. (a)...................        250,000      4,495,000
   Univision Communications, Inc.,
     Class A (a)............................        175,000      4,016,250
   XM Satellite Radio Holdings, Inc.,
     Class A (a)............................        156,500        820,060
                                                              --------------
                                                                18,195,310
                                                              --------------
   Publishing & Printing - 1.8%
   Tribune Co. .............................        150,000      4,710,000
                                                              --------------



See notes to investment portfolio.

                                                     Shares          Value

RETAILING - 11.1%
   Department Stores - 3.7%
   Kohl's Corp. (a).........................        200,000    $ 9,600,000
                                                              --------------

   Specialty Stores - 7.4%
   Bed Bath & Beyond, Inc. (a)..............        350,000      8,911,000
   Coach, Inc. (a)..........................        200,000      5,302,000
   Tiffany & Co. ...........................        225,000      4,871,250
                                                              --------------
                                                                19,084,250
                                                              --------------

SOFTWARE & SERVICES - 5.4%
   Applications Software - 0.4%
   Openwave Systems, Inc. (a)...............         75,000        956,250
                                                              --------------

   Internet Software & Services - 1.0%
   Sanmina Corp. (a)........................        200,000      2,716,000
                                                              --------------

   Technology Services - 4.0%
   Electronic Arts, Inc. (a)................        125,000      5,708,750
   SunGard Data Systems, Inc. (a)...........        200,000      4,674,000
                                                              --------------
                                                                10,382,750
                                                              --------------

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
   Semiconductors - 3.1%
   Altera Corp. (a).........................        225,000      3,710,250
   Flextronics International Ltd. (a).......        250,000      4,135,000
                                                              --------------
                                                                 7,845,250
                                                              --------------

TRANSPORTATION - 2.8%
   Air Freight &Couriers - 2.8%
   Expeditors International
     Washington, Inc. ......................        150,000      7,102,500
                                                              --------------

UTILITIES - 0.7%
   Electric Utilities - 0.7%
   Calpine Corp. (a)........................         75,000      1,710,750
                                                              --------------

WHOLESALE TRADE - 2.8%
   Non-Durable Goods - 2.8%
   AmerisourceBergen Corp. (a)..............        100,000      7,095,000
                                                              --------------

TOTAL COMMON STOCKS
   (cost of $273,420,000)...................                   252,163,310
                                                              --------------


See notes to investment portfolio.

Bonds & Notes - 1.0%                                    Par          Value

U.S. GOVERNMENT OBLIGATIONS - 1.0%
   U.S. Treasury Notes:
     6.50%, 02/28/02........................     $  400,000   $    406,688
     7.50%, 05/15/02........................      2,000,000      2,062,180
                                                              --------------

TOTAL BONDS & NOTES
   (cost of $2,436,721).....................                     2,468,868
                                                              --------------

Short-Term Obligation - 0.2%

COMMERCIAL PAPER - 0.2%
   UBS Financial, 3.45% (b), 10/01/01.......        625,000        625,000
                                                              --------------

TOTAL INVESTMENTS - 99.5%
   (cost of $276,481,721) (c)...............                   255,257,178
                                                              --------------

Other Assets & Liabilities, Net - 0.5%......                     1,189,206
                                                              --------------

Net Assets - 100.0%.........................                  $256,446,384
                                                              ==============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)Non-income producing.
(b)Rate represents yield at time of purchase.
(c)Cost for federal income tax purpose is $278,350,297.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
September 30, 2001

Assets:
Investments, at value (cost of $276,481,721)............... $255,257,178
Receivable for:
   Investments sold........................................    1,467,631
   Fund shares sold........................................    1,241,969
   Interest................................................       58,884
   Dividends...............................................       43,000
Other assets...............................................        4,764
                                                           -------------
   Total Assets............................................  258,073,426
                                                           -------------

Liabilities:
Payable due to custodian bank..............................    1,160,027
Payable for:
   Fund shares repurchased.................................      186,469
   Management fee..........................................      167,353
   Transfer agent fee......................................       45,209
   Administration fee......................................       33,490
   Bookkeeping fee.........................................        7,548
Other liabilities..........................................       26,946
                                                           -------------
   Total Liabilities.......................................    1,627,042
                                                           -------------
Net Assets................................................. $256,446,384
                                                           =============

Composition of Net Assets:
Paid-in capital............................................ $300,697,903
Accumulated net investment loss............................       (1,420)
Accumulated net realized loss..............................  (23,025,381)
Net unrealized depreciation on:
   Investments.............................................  (21,224,543)
   Foreign currency translations...........................         (175)
                                                           -------------
Net Assets................................................. $256,446,384
                                                           =============

Class A
Net asset value and redemption price per share
   ($1,107/62)............................................. $      17.85(a)
                                                           =============
Maximum offering price per share ($17.85/0.9425)........... $      18.94(b)
                                                           =============

Class S
Net asset value, offering and redemption price per share
   ($256,445,277/14,320,777)............................... $      17.91
                                                           =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.

Statement of Operations
For the Year Ended September 30, 2001

Investment Income:
Dividends..................................                   $  615,541
Interest...................................                      835,362
                                                          --------------
   Total Investment Income (net of foreign tax
   withheld of $1,635).....................                    1,450,903

Expenses:
Management fee.............................    $  2,884,868
Administration fee.........................         576,540
Transfer agent fee.........................         944,632
Bookkeeping fee............................          53,297
Trustees' fee..............................          19,036
Service & Distribution Fees - Class A......               4
Custody fee................................          16,478
Other expenses.............................         164,948
                                             --------------
   Total Expenses..........................       4,659,803
Custodian earnings credit..................          (6,213)
Fees waived by the Distributor - Class A...              (1)
                                             --------------
   Net Expenses............................                    4,653,589
                                                          --------------
Net Investment Loss........................                   (3,202,686)
                                                          --------------

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency:
Net realized gain (loss) on:
   Investments.............................     (22,740,155)
   Foreign currency transactions...........         312,537
                                             --------------
      Net realized loss....................                  (22,427,618)
Net change in unrealized appreciation/
   depreciation on:
   Investments.............................    (243,149,222)
   Foreign currency translations...........            (988)
                                             --------------
      Net change in unrealized
         appreciation/depreciation.........                 (243,150,210)
                                                          --------------
Net Loss...................................                 (265,577,828)
                                                          --------------
Decrease in Net Assets from Operations.....                $(268,780,514)
                                                          ==============




See notes to financial statements.

Statement of Changes in Net Assets

                                           YEAR ENDED         YEAR ENDED
                                          SEPTEMBER 30,     SEPTEMBER 30,
Increase (Decrease) in Net Assets               2001           2000(A)
                                          --------------   -------------
Operations:
Net investment loss.....................  $   (3,202,686)  $  (4,872,270)
Net realized gain (loss) on investments
   and foreign currency.................     (22,427,618)    164,136,558
Net change in unrealized appreciation/
   depreciation on investments and
   foreign currency.....................    (243,150,210)     92,469,000
                                          --------------   -------------
   Net Increase (Decrease) from
     Operations.........................    (268,780,514)    251,733,288
                                          --------------   -------------
Distributions Declared to Shareholders:
From net realized gains - Class A.......            (141)             --
From net realized gains - Class S.......     (73,355,611)    (53,552,053)
In excess of net realized gains -
  Class S...............................         (52,113)             --
                                          --------------   -------------
   Total Distributions Declared to
     Shareholders.......................     (73,407,865)    (53,552,053)
                                           --------------   -------------
Share Transactions:
Subscriptions - Class A.................           1,193           1,000
Distributions reinvested - Class A......             141              --
                                          --------------   -------------
   Net Increase  - Class A..............           1,334           1,000
                                          --------------   -------------

Subscriptions - Class S.................     280,922,404     764,686,764
Distributions reinvested - Class S......      68,874,396      49,654,104
Redemptions - Class S...................    (315,247,817)   (859,785,657)
                                          --------------   -------------
   Net Increase (Decrease) - Class S....      34,548,983     (45,444,789)
                                          --------------   -------------

Net Increase (Decrease) from Share
  Transactions..........................      34,550,317     (45,443,789)
                                          --------------   -------------
Net Increase (Decrease) in Net Assets...    (307,638,062)    152,737,446
                                          --------------   -------------
Net Assets:
Beginning of period.....................     564,084,446     411,347,000
                                          --------------   -------------
End of period (including accumulated net
   investment loss of ($1,420) and none,
   respectively.).......................   $ 256,446,384   $ 564,084,446
                                           =============   =============
Changes in Shares :
Subscriptions - Class A.................              32              25
Issued for distributions reinvested -
  Class A...............................               5              --
                                          --------------   -------------
   Net Increase - Class A...............              37              25
                                           --------------   -------------

Subscriptions - Class S.................       9,912,468      20,075,614
Issued for distributions reinvested -
  Class S...............................       2,414,127       1,581,341
Redemptions - Class S...................     (11,359,592)    (22,664,114)
                                          --------------   -------------
   Net Increase (Decrease) - Class S....         967,003      (1,007,159)
                                          --------------   -------------

(a) Class A shares were initially offered on July 31, 2000.



See notes to financial statements.

Notes to Financial Statements


Notes to Financial Statements
September 30, 2001



Note 1. Organization

     Stein Roe Capital Opportunities Fund, Class S and Liberty Capital Opportunities Fund, Class A (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class S shares are offered continuously at net asset value. Class A has its own sales charge and expense structure, please refer to the Fund's Class A prospectus and annual report for more information on Class A shares. The financial highlights for Class A are presented in a separate annual report.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

     All income, expenses (other than the Class A 12b-1 service and distribution fees and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
     The per share data was calculated using the average shares outstanding during the period.

Federal income taxes

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
     At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

Year of                     Capital Loss
Expiration                  Carryforward

2009                        $5,340,814

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.
     To the extent loss carryforwards are used to offset any future realized gains it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.
     Additionally, $15,815,990 of net capital losses attributable to security transactions incurred after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to shareholders

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     The following reclassifications have been made to the financial statements.

                               Increase (Decrease)
------------------------------------------------------------------------

                                          Accumulated        Accumulated
                                       Net Investment       Net Realized
Paid-In Capital                                  Loss               Loss
------------------------------------------------------------------------

$(3,253,408)                              $3,201,266             $52,142

     These differences are primarily due to net operating losses and foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Other

     Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

 Note 2. Fees and Compensation Paid to Affiliates

Management fee

     Stein Roe & Farnham, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee as follows:

Average Net Assets                   Annual Fee Rate
----------------------------------------------------
   First $500 million                     0.75%
   Next $500 million                      0.70%
   Next $500 million                      0.65%
   Over $1.5 billion                      0.60%

     On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration fee

     The Advisor also provides accounting and other services for a monthly fee as follows:
Average Net Assets                   Annual Fee Rate
----------------------------------------------------
   First $500 million                    0.150%
   Next $500 million                     0.125%
   Over $1 billion                       0.100%

Bookkeeping fee

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.
     During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net asset over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.
     Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.22% annually of Class S's daily average net assets plus reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter.
     The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the 12b-1 plan is defined in the Class A prospectus.

Other

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Note 3. Portfolio Information

Investment activity

     During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $623,110,134 and $667,459,517, respectively.
     Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:
Gross unrealized appreciation   $ 22,894,283
Gross unrealized depreciation    (45,987,402)
                                ------------
Net unrealized depreciation     $(23,093,119)
                                ============

Other

     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
     The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Note 4. Line of Credit

     The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

     During the year ended September 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as one of its brokers. Total commissions paid to AlphaTrade, Inc. during the period were $28,579.

Financial Highlights

Stein Roe Capital Opportunities Fund
Selected data for a share outstanding throughout each period.

CLASS S SHARES:                                                                 YEAR ENDED SEPTEMBER 30,
                                                              2001           2000           1999          1998           1997
                                                    -------------- -------------- ---------------------------- --------------
Net Asset Value, Beginning of Period............    $        42.24 $        28.64  $       25.25    $    29.10   $      31.04
                                                    -------------- -------------- --------------  ------------  -------------
Income From Investment Operations:
Net investment loss (a).........................             (0.22)         (0.34)         (0.17)        (0.25)         (0.17)
Net realized and unrealized gain (loss)
  on investments and foreign currency...........            (18.57)         17.93           3.56         (3.60)         (1.77)
                                                    -------------- -------------- -------------- ------------- --------------
   Total from Investment Operations.............            (18.79)         17.59           3.39         (3.85)         (1.94)
                                                    -------------- -------------- -------------- ------------- --------------
Less Distributions Declared to Shareholders:
From net realized gains.........................             (5.54)         (3.99)            --            --             --
In excess of net realized gains.................                (b)            --             --            --             --
                                                    -------------- -------------- ---------------------------- --------------
   Total Distributions Declared
     to Shareholders............................             (5.54)         (3.99)            --            --             --
                                                    -------------- -------------- ---------------------------- --------------

Net Asset Value, End of Period..................    $        17.91  $       42.24 $        28.64$        25.25   $      29.10
                                                    ============== ============== ============================ ==============
Total return (c)................................          (49.37)%         66.20%         13.43%      (13.23)%        (6.25)%
                                                    -------------- -------------- ---------------------------- --------------

Ratio to Average Net Assets:
Expenses (d)....................................             1.21%          1.19%          1.19%(e)      1.20%          1.17%
Net investment loss (d).........................           (0.84)%        (0.90)%        (0.72)%(e)    (0.72)%        (0.69)%
Portfolio turnover rate.........................              164%           119%            88%           47%            35%
Net assets, end of period (000's)...............    $      256,445 $      564,083 $      411,347    $  681,133   $  1,110,642

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

                                     24-25

Report of Independent Accountants


Report of Independent Accountants

     To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class S Shareholders of Stein Roe Capital Opportunities Fund

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S financial highlights present fairly, in all material respects, the financial position of Stein Roe Capital Opportunities Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion. The financial highlights of the Fund for the period through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2001

Unuadited Information


Unaudited Information

Results of Special Meeting of Shareholders
     On December 17, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until January 25, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meetings, the Fund had shares outstanding representing $572,015,707.09 of net asset value
(NAV). The votes cast were as follows:

                                                           AUTHORITY
ELECTION OF ELEVEN TRUSTEES:              FOR              WITHHELD
-----------------------------------------------------------------------
Douglas Hacker                       $178,044,518.15      $4,552,582.13
Janet Langford Kelly                  178,685,415.49       3,911,684.79
Richard W. Lowry                      178,585,143.81        4011,956.47
Salvatore Macera                      178,545,458.15       4,051,642.13
William E. Mayer                      178,665,176.23       3,931,924.04
Charles R. Nelson                     178,660,437.33       3,936,662.95
John J. Neuhauser                     178,643,197.92       3,953,902.36
Joseph R. Palombo                     178,657,136.40       3,939,963.88
Thomas E. Stitzel                     178,639,197.20       3,957,903.08
Thomas C. Theobald                    178,678,916.40       3,918,183.88
Anne-Lee Verville                     178,068,330.53       4,528,769.75

     To approve the modification of the fundamental restriction relating to borrowing:

For:                                 $221,281,084.65
Withheld:                              19,892,753.42
Abstain:                               13,658,316.55
Delivered Not Voted:                   32,996,789.76

     On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding representing $333,844,499.22 of net asset value (NAV). The votes case were as follows:
                                                   % OF NAV     % OF NAV
                                                   TO TOTAL     TO TOTAL
PROPOSAL OF NEW INVESTMENT                        OUTSTANDING      NAV
ADVISORY AGREEMENT:                 NAV               NAV         VOTED
-----------------------------------------------------------------------
For                           $165,691,948.31      49.63%        93.83%
Against                          6,184,864.04       1.85%         3.50%
Abstain                          4,709,646.36       1.41%         2.67%
logo: stein Roe Mutual Funds

                                                            One Financial Center
                                                           Boston, MA 02111-2621
                                                                    800-338-2550

                                                        S33-02/478H-0901 (11/01)
                                                                         01/2155